UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 20, 2004


                                COLUMBIA BANCORP
                                ----------------
             (Exact name of registrant as specified in its chapter)


          Oregon                     0-27938                   93-1193156
          ------                     -------                   ----------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


                       401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                            ------------------------
                    (Address of principal executive offices)


                                 (541) 298-6649
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Company's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 16, 2004, the Board of Directors of Columbia Bancorp (the "Company") approved a revised Code of Business Conduct and Ethics (the "Code"). The revised Code substantially enhances the existing code and applies to all of the Company's directors, officers and employees. The revised Code includes provisions governing the use and protection of Company assets, prohibiting the disclosure of confidential information, providing for anonymous reporting of violations of the code and prohibits retaliation against such reporting person. The revised Code also provides that the Governance Committee shall report to the board of directors on a regular basis with respect to the Company's efforts to comply with the Code. A copy of the revised Code may be obtained on the Company's Web site at www.columbiariverbank.com.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

99.1   Code of Conduct and Ethics approved December 16, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 20, 2004               /s/ Roger L. Christensen
                                       ------------------------
                                       Roger L. Christensen, President and Chief
                                       Executive - Columbia River Bank;
                                       President and Chief Executive Officer -
                                       Columbia Bancorp


Dated: December 20, 2004               /s/ Greg B. Spear
                                       -----------------
                                       Greg B. Spear, Executive Vice President,
                                       Chief Financial Officer - Columbia River
                                       Bank; and Chief Financial Officer -
                                       Columbia Bancorp